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EXHIBIT A

                                                                     EXHIBIT A

           [ADDITIONAL SIGNATURE PAGE TO JOINT FILING AGREEMENT]

           AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(1) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(2) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has to believe that such information is inaccurate.

Date: February 12, 2003

                Vector Later-Stage Equity Fund, L.P.

                By:  Vector Fund Management, L.P.
                Its: General Partner

                By:  Vector Asset Management, Inc.
                Its: General Partner

                By: /s/ Mark Flower
                    ---------------------------------------------
                    Mark Flower, Chief Financial Officer

                Vector Fund Management, L.P.

                By:  Vector Asset Management, Inc.
                Its: General Partner

                By: /s/ Mark Flower
                    ---------------------------------------------
                    Mark Flower, Chief Financial Officer


                VSI Advisors, LLC

                By: /s/ D. Theodore Berghorst
                    ---------------------------------------------
                    D. Theodore Berghorst, Managing Member


                    /s/ D. Theodore Berghorst
                    ---------------------------------------------
                        D. Theodore Berghorst

                    /s/ Peter F. Drake
                    ---------------------------------------------
                        Peter F. Drake

                    /s/ Barclay A. Phillips
                    ---------------------------------------------
                        Barclay A. Phillips

                    /s/ Douglas Reed
                    ---------------------------------------------
                        Douglas Reed